On Labor Day we commemorate the hardworking union members who build, maintain, and serve our communities. To kick off this year’s Labor Day observances, the AFL-CIO Housing Investment Trust (HIT) was proud to host its largest worker appreciation event to date at the 400 Lake Shore job site in Chicago, IL. Nearly 250 union workers, representing nearly 10 trades, paused their work to take part in the event and share a provided lunch; a small token of thanks for the exceptional skill, dedication, and professionalism they bring to the job each day.

The HIT provided part of the financing for the $543 million development that these union workers have been quickly progressing. Located at the intersection of the Chicago River and Lake Michigan, the property upon completion will boast 72 stories and 635 residential units, 127 of which will be reserved as affordable. With construction having commenced in 2024 and expected to finish in 2027, the development will generate years of union employment opportunities and an estimated 3.3 million hours of union construction work.

The HIT celebrates the hard work of the union workers providing the necessary labor to move our projects forward and is proud of its role in supporting these workers. The HIT looks forward to continuing to create even more opportunities for union construction workers in the years ahead.

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About the HIT: The HIT is a fixed-income, investment-grade mutual fund with $7.2 billion in net assets. For 40 years, the HIT has been a leader in putting union and public pension capital to work to produce competitive returns and achieve mission-related collateral objectives. Investors should consider HIT’s investment objectives, risks, and expenses carefully before investing. Investors may view the HIT’s current prospectus, which contains more complete information, on its website at www.aflcio-hit.com and may obtain a copy by calling HIT Investor Relations at 202-331-8055. Investors should read the current prospectus carefully before investing. Job and economic impact figures are estimates calculated using IMPLAN, an input-output model, based on HIT and HIT Subsidiary Building America CDE, Inc. project data. The data is current as of June 30, 2025. Economic impact data is in 2024 dollars and all other figures are nominal.